UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

USF Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Filed by: USF Corporation

Pursuant to Rule 14a-6

under the Securities Exchange Act of 1934

Subject Company: USF Corporation

Commission File No. 0-19791

On May 10, 2005, USF issued the following press release.

ISS Recommends USF Stockholders Vote “FOR” the Yellow Roadway/USF Merger

•	Updated Proxy Statement/Prospectus Mailed

•	USF Stockholders Must Use New BLUE Proxy Card to Vote by Proxy

CHICAGO, IL — May 10, 2005 — USF Corporation (NASDAQ: USFC) today announced that Institutional Shareholder Services (ISS), the nation’s leading independent proxy advisory firm, has recommended that USF stockholders vote in favor of the adoption of the amended merger agreement between USF and Yellow Roadway.

Paul J. Liska, Executive Chairman of the USF Board of Directors, said, “I am pleased that ISS- an independent expert - has recognized the merits of the Yellow Roadway/USF transaction and has issued its recommendation that USF stockholders approve the amended merger agreement. Our Board of Directors unanimously supports the amended merger with Yellow Roadway and we hope that all stockholders join us in supporting the merger.”

As previously announced on May 2, 2005, USF and Yellow Roadway amended their February 27, 2005 merger agreement on May 1st to provide, among other things, for an increase in the aggregate amount of cash merger consideration, and a decrease in the aggregate amount of merger consideration in the form of shares of Yellow Roadway common stock, to be paid to USF stockholders at the effective time of the amended merger. At the effective time, USF stockholders will now receive 0.31584 shares of Yellow Roadway common stock and $29.25 in cash for each share of USF common stock they own. There is no cash election mechanism.

USF urges its stockholders to note that:

•	USF’s special meeting of stockholders will still be held on May 23, 2005. The record date remains as of the close of business April 21, 2005.

•	Yellow Roadway and USF commenced the mailing of an updated proxy statement/prospectus to USF stockholders on May 7, 2005. A copy of the updated proxy statement/prospectus was filed by Yellow Roadway with the Securities and Exchange Commission (SEC) on May 6, 2005. Investors are urged to read the updated proxy statement/prospectus because it contains important information.

•	USF will not vote any proxies received on the white proxy card included in the original proxy statement/prospectus dated April 22, 2005 or received by internet or telephone pursuant to the instructions in the original proxy statement/prospectus. USF stockholders are urged to vote “FOR” adoption of the amended merger agreement by using the new BLUE proxy card or by submitting a proxy by internet or telephone in accordance with the new directions set forth under the heading “Voting by Proxy – How to Vote” on page 36 of the updated proxy statement/prospectus.

•	The companies currently expect that the transaction will close on May 24, 2005, assuming receipt of USF stockholder approval.

•	USF stockholders with questions regarding the updated proxy statement/prospectus or how to submit a valid proxy should contact Morrow & Co., Inc., USF’s information agent and proxy solicitor, by telephone toll-free at 1-800-607-0088.

The information presented herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “could”, “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding plans, objectives and expectations with respect to future operations, products and services and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of Yellow Roadway and USF, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include:

•	those discussed and identified in Yellow Roadway and USF public filings with the Securities and Exchange Commission (SEC)

•	the parties’ ability to:

•	consummate the proposed amended merger

•	achieve expected synergies and operating efficiencies in the amended merger within the expected time-frames or at all and

•	successfully integrate USF’s operations into Yellow Roadway’s operations;

•	the parties’ ability to meet expectations regarding the timing, completion and accounting treatment of the merger and the value of the merger consideration;

•	changes in federal or state regulation concerning or affecting the transportation industry;

•	inflation, inclement weather, price and availability of fuel, competitor pricing activity, expense volatility, a downturn in general or regional economic activity, changes in equity and debt markets, and the state of the economy; and

•	any future acts or threats of terrorism or war.

Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Neither Yellow Roadway nor USF undertakes any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers also are urged to carefully review and consider the various disclosures in Yellow Roadway’s and USF’s various SEC reports, including, but not limited to, each party’s Annual Report on Form 10-K for the year ended December 31, 2004.

Additional Information

Yellow Roadway and USF commenced the mailing of an updated proxy statement/prospectus to USF stockholders on May 7, 2005. A copy of the updated proxy statement/prospectus was filed by Yellow Roadway with the SEC on May 6, 2005. Investors are urged to read the updated proxy statement/prospectus because it contains important information. Additional information concerning the amended merger may be filed with the SEC and investors are urged to reach any such materials as well. You will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by Yellow Roadway free of charge by requesting them in writing from Yellow Roadway or by telephone at (913) 696-6100. You may obtain documents filed with the SEC by USF free of charge by requesting them in writing from USF or by telephone at (773) 824-1000.

USF, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of USF in connection with the acquisition. Information about the directors and executive officers of USF and their ownership of USF stock is set forth in the USF Annual Report on Form 10-K for the year ended December 31, 2004. Investors may obtain additional information regarding the interests of such participants by reading the updated proxy statement/prospectus filed with the SEC in connection with the amended merger.

USF Corporation, a $2.4 billion leader in the transportation industry, specializes in delivering comprehensive supply chain management solutions, including high-value next-day, regional and national LTL transportation, third-party logistics, and premium regional and national truckload transportation. The company serves the North American market, including the United States, Canada and Mexico, as well as the U.S. territories of Puerto Rico and Guam. USF Corporation is headquartered in Chicago, Illinois. For more information, visit www.usfc.com.

USF Investor Contact

James J. Hyland

USF Corporation

773.824.2213

james.hyland@usfc.com